UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2007

Gaming Partners International Corporation
(Exact name of registrant as specified in its charter)

Nevada	0-23588	88-0310433
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1700 S. Industrial Road, Las Vegas, Nevada	89102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 384-2425

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 27, 2007, the Board of Directors approved and adopted Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws replace in their entirety the Company’s existing Bylaws (as amended, the “Original Bylaws”). The Board adopted the Amended and Restated Bylaws to update the Original Bylaws for changes in, and to conform with, Nevada law, to make certain administrative changes, to eliminate certain ambiguities and to, among other things:

• change the manner of the calling of special stockholder meetings so that such meetings may be called by the chairman of the board, the president or by resolutions of the Board of Directors;

• clarify procedures relating to the organization, notice, holding and adjournment of stockholder meetings and director meetings;

• clarify procedures relating to the powers and responsibilities of committees of the Board of Directors and administrative provisions relating to committees of the Board of Directors;

• provide that, if a quorum is present, action by the stockholders entitled to vote on a matter, other than the election of directors, is approved by the stockholders if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless the Company’s Articles of Incorporation, the Amended and Restated Bylaws, the Nevada Revised Statutes, any rules or regulations applicable to the Company or its securities or other applicable law provide for a different proportion;

• provide for procedures relating to the notice and submission of stockholder proposals to be considered at stockholder meetings;

• provide for procedures relating to the notice and submission by stockholders of nominees for election as directors to be considered at stockholder meetings; and

• provide for the Company to be able to issue uncertificated shares so that they can be eligible to participate in a direct registration program.

The above discussion of the Amended and Restated Bylaws of the Company is a summary description of certain changes made to the Original Bylaws of the Company and is qualified in its entirety by the actual provisions of the Amended and Restated Bylaws. For complete descriptions of the changes summarized in this report, reference must be made to the Amended and Restated Bylaws attached hereto as Exhibit 3.01 and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.01.        Amended and Restated Bylaws of the Company, as adopted by the Board of Directors of the Company on  December 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMING PARTNERS INTERNATIONAL CORPORATION

Date: December 28, 2007
	By:	/s/ David W. Grimes
David W. Grimes
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.01	Amended and Restated Bylaws of the Company, as adopted by the Board of Directors of the Company on December 27, 2007.